UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2006

STRATUS SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15789	22-3499261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
500 Craig Road, Suite 201, Manalapan, New Jersey 07726
(Address of principal executive offices, including zip code)
(732) 866-0300
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFT 240.13e-4(c))

Section 7.	Regulation FD
Item 7.01	Regulation FD Disclosure

On April 13, 2006, Stratus Services Group, Inc. sent a letter to its shareholders informing them of recent corporate developments and other matters. A copy of the letter to shareholders is attached to this current report as Exhibit 99.

Section 9.	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit Title or Description

99	Shareholder letter dated April 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

Date: April 13, 2006	By:	/s/ Joseph J. Raymond
Chairman and Chief Executive Officer